EXHIBIT 10.7.6

                                                                  Execution Copy

                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

            THIS INTELLECTUAL PROPERTY SECURITY AGREEMENT made and entered into as of April 10, 2006 (this "AGREEMENT"), by SLM Holdings, Inc. (the "Borrower"), Sales Lead Management Inc. (the "Subsidiary"; each of Borrower and Subsidiary a "Grantor" and, collectively, the "Grantors"), in favor of Aegis NY Venture Fund, LP, a New York limited partnership (the "LENDER").

                                   WITNESSETH:

      WHEREAS, the Borrower and the Lender are entering into a certain Loan and Security Agreement dated as of even date herewith (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement"; capitalized terms which are used herein and not otherwise defined shall have the meanings given to them in the Loan Agreement); and

      WHEREAS, it is a condition precedent to the effectiveness of the Loan Agreement that the Grantors shall have executed and delivered this Agreement.

      NOW, THEREFORE, in consideration of the premises hereof and to induce the Lender to enter into the Loan Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                    AGREEMENT

      SECTION 1. SECURITY FOR OBLIGATIONS.

            (a) SECURITY INTEREST IN PATENTS. To secure the full and prompt payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all of the Obligations, each Grantor hereby grants and conveys to the Lender a valid security interest in all of its right, title and interest in the United States and throughout the world in, to and under all of the now owned and hereafter acquired United States and foreign patents and all patent and design patent applications, and all issues, reissues, re-examinations, continuations, continuations-in-part or divisions thereof, and all proceeds thereof (hereinafter collectively referred to as the "Patents"). All registered and unexpired patents and all currently pending patent applications with the U.S. Patent and Trademark Office (the "PTO") in which any Grantor has an interest are listed on SCHEDULE A opposite such Grantor's name. Each Grantor hereby further grants, assigns and conveys to the Lender a valid security interest in all of the right, title and interest of such Grantor in and to all proceeds, income, royalties, damages and payments now or hereafter due and payable under or in respect of all Patents and in and to all rights during the term of this Agreement to sue, collect and retain damages and payments for past or future infringements of the Patents.

            (b) SECURITY INTEREST IN TRADEMARKS. To secure the full and prompt payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all of the

Obligations, each Grantor hereby grants and conveys to the Lender a valid security interest in all of its right, title and interest in the United States and throughout the world in, to and under all of its now owned and hereafter acquired trademarks, service marks and trade names, domain names, and all similar designations of source or origin (whether or not such name is the subject of a registration or an application therefor), and all registrations and applications to register the same, and all renewals thereof, and the goodwill of the business relating thereto, and all proceeds thereof (hereinafter collectively referred to as the "TRADEMARKS"). All trademark registrations and all currently pending trademark applications with the PTO in which a Grantor has an interest and all foreign trademark registrations and all currently pending trademark applications in which a Grantor has an interest, are listed on Schedule B opposite such Grantor's name. Each Grantor hereby further grants to the Lender, a valid security interest in all of its right, title and interest in and to (i) all proceeds, income, royalties, damages and payments now and hereafter due and payable under or in respect of all Trademarks, (ii) all rights during the term of this Agreement to sue, collect and retain for the Lender's benefit damages and payments for past or future infringements of the Trademarks and (iii) all rights under or interest in any trademark license agreements or service mark license agreements with any other party, whether the Obligor is a licensee or licensor under any such license agreement.

            (c) SECURITY INTEREST IN COPYRIGHTS. To secure the full and prompt payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all of the Obligations, each Grantor hereby grants to the Lender, a valid security interest in all of its right, title and interest in the United States and throughout the world in, to and under all of its now owned and hereafter acquired copyrights, and all registrations and applications to register the same, all renewals thereof, any written agreement, naming any Grantor as licensor or licensee, granting any right under any copyright any work which is or may be subject to copyright protection pursuant to Title 17 of the U.S. Code, and all physical things embodying such works (including, without limitation, copies thereof) created or otherwise used in the business of any Grantor, and all proceeds thereof (hereinafter collectively referred to as the "COPYRIGHTS"). All copyright registrations and all currently pending copyright applications with the United States Copyright Office in which a Grantor has an interest are listed on Schedule C opposite such Grantor's name. Each Grantor hereby further grants to the Lender, a valid security interest in all of its right, title and interest in and to all proceeds, income, royalties, damages and payments now and hereafter due and payable under or in respect of all Copyrights and in and to all rights during the term of this Agreement to sue, collect and retain for the Lender's benefit damages and payments for past or future infringements of the Copyrights.

            (d) SECURITY INTEREST IN PROPRIETARY INFORMATION. To secure the full and prompt payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all of the Obligations, each Grantor hereby grants to the Lender, a valid security interest in all of its right, title and interest in the United States and throughout the world in, to and under all of its now owned and hereafter acquired source code, machine code, software, domain names, inventions, discoveries, trade secrets, improvements, processes, methods, formulae, applications, ideas, know-how, customer lists, corporate and other business records, license rights, advertising materials, operating manuals, sales literature, drawings, specifications, descriptions, name plates, catalogues, dealer contracts, supplier contracts, distributor agreements, confidential information, consulting agreements, engineering contracts, proprietary information, and goodwill (and all other assets which uniquely reflect such goodwill), and to all income, royalties, damages and payments now and hereafter due and/or payable therefor or in respect thereof and all proceeds thereof (collectively, the "PROPRIETARY INFORMATION" and, together with the Patents, the Trademarks, the Copyrights and all other assets described above, the "INTELLECTUAL PROPERTY COLLATERAL").

            (e) CERTAIN EXCLUSIONS FROM GRANT OF SECURITY INTERESTS. Anything in this Agreement to the contrary notwithstanding, the foregoing grant, assignment, transfer, and conveyance of security interests shall not extend to, and the term "Copyrights" shall not include, any item of Copyrights described in Section 2(c) above that is now or hereafter held by a Grantor as licensee or otherwise, solely in the event and to the extent that: (i) as the proximate result of the foregoing grant, assignment, transfer, or conveyance of security interests, such Grantor's rights in or with respect to such item of Copyrights would be forfeited or would become void, voidable, terminable, or revocable, or if such Grantor would be deemed to have breached, violated, or defaulted the underlying license or other agreement that governs such item of Copyrights pursuant to the restrictions in the underlying license or other agreement that governs such item of Copyrights; (ii) any such restriction shall be effective and enforceable under applicable law, including the Uniform Commercial Code (the "UCC"); and
(iii) any such forfeiture, voidness, voidability, terminability, revocability, breach, violation, or default cannot be remedied or prevented by such Grantor using its reasonable efforts (but without any obligation to make any material expenditures of money or to commence legal proceedings); PROVIDED, HOWEVER, that the foregoing grant, assignment, transfer, and conveyance of security interests shall extend to, and the term "Copyrights" shall include, (y) any and all proceeds of such item of Copyrights and (z) upon any such licensor or other applicable party's consent with respect to any such otherwise excluded item of Copyrights being obtained, thereafter such item of Copyrights as well as any proceeds thereof that might theretofore have been excluded from such grant, assignment, transfer, and conveyance of security interests and the term "Copyrights."

      SECTION 2. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE OBLIGOR.

            (a) The Grantors are and will continue to be the owner of all of the Intellectual Property Collateral, free from any adverse claim, security interest, lien or encumbrance in favor of any Person except for the security interest granted under the Loan Agreement, except as set forth on SCHEDULE D attached hereto and made a part hereof, except for liens, licenses and other dispositions permitted by the Loan Agreement and except as otherwise expressly permitted pursuant to this Section 2.

            (b) None of the Intellectual Property Collateral is or shall become subject to any lien, security interest or other encumbrance in favor of any Person other than the Lender, except for any liens, licenses and other dispositions permitted by the Loan Agreement, and each Grantor agrees not to license, transfer, convey or encumber any interest in or to its Intellectual Property Collateral except as permitted by the Loan Agreement. Each Grantor shall also be permitted to license its Intellectual Property (on a nonexclusive basis) in the ordinary course of business on commercially reasonable terms to third parties. Any license of the Intellectual Property Collateral granted after the date hereof by a Grantor (each, a "LICENSE") shall be in writing and shall not prohibit the applicable Grantor from assigning, transferring, selling, sublicensing or otherwise disposing of all or any of its right, title and interest thereunder to the Lender or its designees in accordance with Section 4 hereof.

            (c) Except for liens, licenses and other dispositions permitted by the Loan Agreement, no Grantor has made any previous assignment, transfer or agreement in conflict herewith or constituting a present or future assignment, transfer, or encumbrance of any of its Intellectual Property Collateral.

            (d) No Grantor is aware of any financing statement or other document or instrument now signed or on file in any public office granting a security interest in or otherwise encumbering any part of the Intellectual Property Collateral, except those showing the Lender as secured party, except for liens, licenses and other dispositions permitted by the Loan Agreement. So long as any Obligations remain outstanding or any commitments thereunder remain in effect, no Grantor will execute, and there will not be on file in any public office, any such financing statement or other document or instruments, except financing statements filed or to be filed in favor of the Lender and except for the grant of any license.

            (e) Subject to any limitation stated therein or in connection therewith, each Grantor has taken reasonable steps and will take reasonable steps to ensure all information furnished to the Lender concerning the Intellectual Property Collateral and proceeds thereof is and will be accurate and correct in all material respects.

            (f) All Intellectual Property Collateral consisting of applications for Patents and for registrations of Trademarks and Copyrights has been duly and properly filed and all Intellectual Property Collateral consisting of issued or granted Patents and of registrations of Trademarks and Copyrights (including, without limitation, any and all renewals, reissues, continuations or divisions thereof, as the case may be) has been duly and properly maintained except where the abandonment or dedication to the public of any of such Patents, Trademarks, or Copyrights of a Grantor is deemed to be in the best interests of the applicable Grantor in the exercise of its reasonable business judgment.

            (g) Promptly upon the receipt by a Grantor of an official filing receipt indicating that a patent application or an application for registration of a trademark has been received from a Grantor by the PTO or an application for registration of a copyright has been received from a Grantor by the U.S. Copyright Office and upon the issuance of any patent or of any trademark or copyright registration, such Grantor shall provide Lender with prompt written notice thereof and shall take all actions and execute and deliver to the Lender all documents necessary or appropriate to perfect a first priority security interest in such patent, trademark or copyright application or such patent or trademark or copyright registration, and such Grantor shall cause instruments sufficient to perfect, protect or establish the first priority lien or security interest granted hereunder to be recorded in the PTO with respect to all United States patent applications filed by it or patents issued to it during the prior calendar quarter or preceding period, as the case may be, and with respect to all trademark applications filed by it or trademark registrations issued to it, such Grantor shall cause instruments sufficient to perfect, protect or establish the first priority lien or security interest granted hereunder to be recorded in the U.S. Copyright Office with respect to United States copyright applications filed by it or copyright registrations issued to it.

            (h) Except for dispositions of the Intellectual Property Collateral permitted by the Loan Agreement, no Grantor shall take any action, or permit any action to be taken by others subject to such Grantor's control, including any such Licensees, or fail to take any action, or permit others subject to such Grantor's control, including any such Licensees, to fail to take any action, subject to the provisions of Section 2(g), which would, in the case of any such actions or failures to act taken singly or together, adversely affect the validity, grant and enforceability of the security interest granted to the Lender herein; PROVIDED, HOWEVER, that, so long as no Event of Default shall have occurred and be continuing, each Grantor may take or fail to take such actions in the ordinary course of business, when deemed to be in the best interest of such Grantor in the exercise of its reasonable business judgment, and is otherwise not explicitly prohibited by this Agreement. Notwithstanding the foregoing, no Grantor shall be permitted to abandon or dedicate to the public any of the Trademarks, Patents, Copyrights or other Intellectual Property Collateral in accordance with the terms of Section 2(l).

            (i) Each Grantor shall promptly notify the Lender, in writing, of any suit, action, proceeding, claim or counterclaim brought against such Grantor that would reasonably be expected to adversely affect the Intellectual Property Collateral in a material manner, and shall, on request, deliver to the Lender a copy of all pleadings, papers, orders or decrees theretofore and thereafter filed in any such suit, action or proceeding, and shall keep the Lender duly advised in writing of the progress of any such suit.

            (j) In the event of any material infringement of the Intellectual Property Collateral by others or in the event of any other conduct materially detrimental to the Intellectual Property Collateral by others known or brought to the attention of a Grantor, the Grantors shall as promptly as practicable notify the Lender in writing at the address set forth in the Loan Agreement of such infringement or other conduct and the full nature and extent of such infringement or other conduct known to the Grantors.

            (k) If requested by the Lender, the Grantors shall provide the Lender a complete report with respect to the Intellectual Property Collateral and all licenses granted thereof granted by the Grantors. Upon request by the Lender, the Grantors shall deliver to counsel for the Lender copies of any such Intellectual Property Collateral and other documents concerned with or related to the prosecution, protection, maintenance, enforcement and issuance of the Intellectual Property Collateral.

            (l) The Grantors shall notify the Lender in writing at the address set forth in the Loan Agreement at least 30 days prior to any proposed voluntary abandonment of any material amount of its Intellectual Property Collateral and obtain the prior written consent of the Lender.

            (m) During the term of this Agreement, each Grantor agrees:

                  (i) whenever any of the registered Trademarks are used by or on behalf of a Grantor to, if reasonably practicable and to the extent consistent with past practice, affix or cause to be affixed a notice that the mark is a registered trademark or service mark, which notice shall be in a form accepted or required by the trademark marking laws of each country in which the mark is so used and registered; and

                  (ii) whenever any of the underlying works covered by registered Copyrights are used by or on behalf of a Grantor to (only to the extent required under the laws of the relevant countries, jurisdictions, territories, or international accords) affix or cause to be affixed a notice that said underlying works are so covered, which notice shall be in a form accepted or required by the copyright laws of such country in which said underlying works are so used and registered.

            (n) Each Grantor agrees, upon the reasonable request by the Lender, during the term of this Agreement:

                  (i) to execute, acknowledge and deliver all additional instruments and documents necessary or appropriate to effect the purposes and intents of this Agreement, in a form reasonably acceptable to counsel for the Lender;

                  (ii) to do all such other acts as may be necessary or appropriate in order to carry out the purposes and intents of this Agreement, and to create, evidence, perfect (except to the extent not perfectible by using commercially reasonable efforts pursuant to the laws of the relevant country, jurisdiction or territory) and continue the security interests of the Lender, in the Intellectual Property Collateral; and

                  (iii) Without limiting the generality of the foregoing, each
      Grantor:

                        (A) authorizes the Lender, in the Lender's sole
                  discretion after ten (10) business days prior notice to the applicable Grantor, to modify this Agreement without first obtaining such Grantor's approval of or signature to such modification by amending Schedule A, B or C hereof to include a reference to any right, title or interest in any existing Copyright, Patent or Trademark acquired or developed by any Grantor after the execution hereof, or to delete any reference to any right, title or interest in any Copyright, Patent or Trademark in which the Grantors no longer has or claims any right, title or interest; and

                        (B) hereby authorizes the Lender, in the Lender's sole
                  discretion, to file one or more financing or continuation statements or other notices of security interest, and after ten (10) business days prior notice to the applicable Grantor, amendments thereto, relative to all or any portion of the Intellectual Property Collateral without the signature of the applicable Grantor where permitted by law.

            (o) Each Grantor represents and warrants to the Lender that:

                  (i) the security interests granted to the Lender hereunder in United States patents and patent applications (the "U.S. PATENTS") and in the United States trademark registrations and applications (the "U.S. TRADEMARKS"), upon the filing of appropriate filings with the PTO and appropriate UCC financing statements, shall constitute a first priority, perfected security interest in the U.S. Patents and U.S. Trademarks; PROVIDED, HOWEVER, that recordation, filing or registration of such security interest may be required to perfect such security interest in U.S. Patents and U.S. Trademarks acquired by a Grantor after the date hereof;

                  (ii) the security interests granted to the Lender hereunder in the registered Copyrights and Copyright applications (the "U.S. COPYRIGHTS"), upon the filing of appropriate filings with the United States Copyright Office and appropriate UCC financing statements, shall constitute a first priority, perfected security interest in the U.S. Copyrights; PROVIDED, HOWEVER, that recordation, filing or registration of such security interest may be required to perfect such security interest in U.S. Copyrights acquired by a Grantor after the date hereof; and

                  (iii) the security interests granted to the Lender hereunder in the Proprietary Information located in the United States, upon the filing of any appropriate filings with the PTO or United States Copyright Office and appropriate UCC financing statements, shall constitute a first priority, perfected security interest in such Proprietary Information, to the extent that a first security interest can be created through such filings; PROVIDED, HOWEVER, that recordation, filing or registration of such security interests may be required to perfect such security interest in the Proprietary Information acquired by a Grantor after the date hereof.

            (p) Each Grantor shall, concurrently with the execution and delivery of this Agreement, execute and deliver to Lender an original Special Power of Attorney in the form of Annex I annexed hereto for the implementation of the assignment, sale or other disposition of the Intellectual Property Collateral pursuant to Lender's exercise of the rights and remedies granted to the Lender hereunder.

      SECTION 3. INDEMNITY. Each Grantor agrees to indemnify the Lender from and against any and all claims, losses and liabilities arising out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement and any actions taken pursuant to Section 4 or any failure to act thereunder), except for claims, losses or liabilities resulting from the gross negligence or willful misconduct of the Lender.

      SECTION 4. RIGHTS AND REMEDIES UPON AN EVENT OF DEFAULT.

            (a) If any Event of Default shall have occurred and be continuing, then and in every such case, subject to any mandatory requirements of applicable law then in effect, the Lender, in addition to other rights and remedies provided for herein and any rights now or hereafter existing under applicable law, shall have all rights and remedies as a secured creditor under the UCC in all relevant jurisdictions and may:

                  (i) personally, or by attorneys, immediately take possession of the Intellectual Property Collateral or any part thereof, from the Grantors or any other Person who then has possession of any part thereof, with or without notice or process of law, and for that purpose may enter upon the premises of the Grantors where any of the Intellectual Property Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of the Grantors; or

                  (ii) sell, assign or otherwise liquidate, or direct the applicable Grantor to sell, assign or otherwise liquidate, any or all of the Intellectual Property Collateral or any part thereof, and take possession of the proceeds of any such sale or liquidation.

            (b) Any collateral repossessed by the Lender under or pursuant to
Section 4(a) and any other Intellectual Property Collateral whether or not so repossessed by the Lender, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Lender may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any such disposition which shall be a private sale or other private proceedings permitted by such requirements shall be made upon not less than 30 days' written notice to the applicable Grantor. Any such disposition which shall be a public sale permitted by such requirements shall be made upon not less than 30 days' written notice to the applicable Grantor specifying the time and place of such sale and, in the absence of applicable requirements of law, shall be by public auction (which may, at the option of the Lender, be subject to reserve), after publication of notice of such auction not less than 30 days prior thereto in two newspapers in general circulation in the jurisdiction in which such auction is to be held. To the extent permitted by any such requirement of law, the Lender may bid for and become the purchaser of the Intellectual Property Collateral or any item thereof, offered for sale in accordance with this Section without accountability to any Grantor (except to the extent of surplus money received). If, under mandatory requirements of applicable law, the Lender shall be required to make disposition of the Intellectual Property Collateral within a period of time which does not permit the giving of notice to the applicable Grantor as hereinabove specified, the Lender need give the applicable Grantor only such notice of disposition as shall be reasonably practicable in view of such mandatory requirements of applicable law. The Lender shall not be obligated to make any sale of Intellectual Property Collateral regardless of notice of sale having been given. The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

            (c) Upon the occurrence and during the continuance of a Default or an Event of Default, the Lender shall have the right at any time to make any payments and do any other acts the Lender may deem necessary to protect the Lender's security interests in the Intellectual Property Collateral, including, without limitation, the rights to pay, purchase, contest or compromise any encumbrance, charge or lien which, in the reasonable judgment of the Lender, appears to be prior to or superior to the security interests granted hereunder, and appear in and defend any action or proceeding purporting to affect its security interests in, and/or the value of, the Intellectual Property Collateral. The Borrower hereby agrees to reimburse the Lender for all reasonable payments made and expenses incurred under this Agreement including reasonable fees, expenses and disbursements of attorneys and paralegals acting for the Lender, including any of the foregoing payments under, or acts taken to protect its security interests in, the Intellectual Property Collateral, which amounts shall be secured under this Agreement, and agree they shall be bound by any payment made or act taken by the Lender hereunder absent the Lender's gross negligence or willful misconduct. The Lender shall have no obligation to make any of the foregoing payments or perform any of the foregoing acts.

            (d) Each Grantor hereby irrevocably authorizes and appoints the Lender, or any Person or agent the Lender may designate, as such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, at the Borrower's cost and expense, in the Lender's discretion, to, upon the occurrence and during the continuance of Default or an Event of Default, take any action and to execute any instrument that the Lender may deem necessary or advisable to accomplish the purposes and intents of this Agreement and to exercise all of the following powers, which powers, being coupled with an interest, shall be irrevocable until all of the Obligations shall have been paid and satisfied in full:

                  (i) ask for, demand, collect, bring suit, recover, compromise, administer, accelerate or extend the time of payment, issue credits, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Intellectual Property Collateral;

                  (ii) receive, take, endorse, negotiate, sign, assign and deliver and collect any checks, notes, drafts or other instruments, documents and chattel paper, in connection with clause (i) above;

                  (iii) receive, open and dispose of all mail addressed to any Grantor and notify postal authorities to change the address for delivery thereof to such address as the Lender may designate;

                  (iv) give customers indebted to the applicable Grantor with respect to the Intellectual Property Collateral of the Grantor's notice of the Lender's interest therein, and/or to instruct such customers to make payment directly to the Lender for the applicable Grantor's account and/or to request, at any time from customers indebted to the applicable grantor with respect to the Intellectual Property Collateral, verification of information concerning the Intellectual Property Collateral and the amounts owing thereon;

                  (v) convey any item of Intellectual Property Collateral to any purchaser thereof;

                  (vi) record any instruments under Section 2(g) hereof;

                  (vii) make any payments or take any acts under Section 4(c) hereof; and

                  (viii) file any claims or take any action or institute any proceedings that the Lender may reasonably deem necessary or desirable for the collection of any of the Intellectual Property Collateral or otherwise to enforce the rights of the Lender with respect to any of the Intellectual Property Collateral.

The Lender's authority under this Section 4(d) shall include, without limitation, the authority to execute and give receipt for any certificate of ownership or any document, transfer title to any item of Intellectual Property Collateral,, sign each Grantor's name on all financing statements or any other documents deemed necessary or appropriate to preserve, protect or perfect the security interest in the Intellectual Property Collateral and to file the same, prepare, file and sign each Grantor's name on any notice of lien, assignment or satisfaction of lien or similar document in connection with any Intellectual Property Collateral, and prepare, file and sign each Grantor's name on a proof of claim in bankruptcy or similar document against any customer of such Grantor, and to take any other actions arising from or incident to the rights, powers and remedies granted to the Lender in this Agreement. This power of attorney is coupled with an interest and is irrevocable by the Grantors.

            (e) All cash proceeds received by the Lender in respect of any sale of, collection from, or other realization upon all or any part of the Intellectual Property Collateral shall be applied by the Lender against the Obligations in such order as the Lender may determine.

            (f) The Lender shall have the right of setoff as provided in the Loan Agreement.

            (g) Upon the occurrence and during the continuance of a Default or an Event of Default, all income, royalties, payments and damages under or in respect of the Intellectual Property Collateral, if any, received thereafter shall be held by the applicable Grantor in trust for the benefit of the Lender, separate from such Grantor's own property or funds and immediately turned over to the Lender with proper assignments or endorsements. Upon the occurrence and during the continuance of a Default or an Event of Default, the Lender shall have the right to notify payors of income, royalties, payments and damages under or in respect of the Intellectual Property Collateral to make payment directly to the Lender.

            (h) Each and every right, power and remedy hereby specifically given to the Lender shall be in addition to every other right, power and remedy specifically given under this Agreement or under the Loan Agreement or now or hereafter existing at law or in equity, or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Lender. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of exercise of one shall not be deemed a waiver of the right to exercise of any other or others. No delay or omission of the Lender in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or Event of Default or any acquiescence therein.

      SECTION 5. MISCELLANEOUS PROVISIONS.

            (a) NOTICES. All notices, approvals, consents or other communications required or desired to be given hereunder shall be in writing and sent by certified or registered mail, return receipt requested, or by overnight delivery service, with all charges prepaid, or by telecopier, if to the Lender, then to,

            Aegis NY Venture Fund GP, LLC
            787 Seventh Avenue - 9th Floor
            New York, NY 10019
            Attention: Todd Roberts

            With a copy to,
            Nimkoff Rosenfeld & Schechter, LLP
            One Penn Plaza, Suite 2424
            New York, NY 10119
            Attention: Shimon A. Rosenfeld, Esq.
            Facsimile No.: (212) 868-0227

            if to any Grantor, then to:

            SLM Holdings, Inc.
            135 Pinelawn Road, Suite 130N
            Melville, NY 11747
            Attention: Jason Bishara

            With a copy to:
            Gersten Savage LLP
            600 Lexington Avenue, 9th Floor
            New York, NY 10022
            Attention: Arthur Marcus, Esq.
            Fax: (212) 980-5192

            All such notices and correspondence shall be deemed given (i) if sent by certified or registered mail, three (3) Business Days after being postmarked, (ii) if sent by overnight delivery service, when received at the above stated addresses or when delivery is refused and (iii) if sent by facsimile transmission, when receipt of such transmission is acknowledged.

            (b) HEADINGS. The headings in this Agreement are for purposes of reference only and shall not affect the meaning or construction of any provision of this Agreement.

            (c) SEVERABILITY. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect, in that jurisdiction only, such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Agreement in any jurisdiction.

            (d) AMENDMENTS, WAIVERS AND CONSENTS. Any amendment or waiver of any provision of this Agreement and any consent to any departure by any Grantor from any provision of this Agreement shall not be effective unless the same shall be in writing and signed by the Grantors and the Lender and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

            (e) INTERPRETATION. Time is of the essence in each provision of this Agreement of which time is an element. All terms not defined herein or in the Loan Agreement shall have the meaning set forth in the UCC, except where the context otherwise requires. To the extent a term or provision of this Agreement conflicts with the Loan Agreement and is not dealt with herein with more specificity, the Loan Agreement shall control with respect to the subject matter of such term or provision. Acceptance of or acquiescence in a course of performance rendered under this Agreement shall not be relevant in determining the meaning of this Agreement even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

            (f) CONTINUING SECURITY INTEREST. This Agreement shall create a continuing security interest in the Intellectual Property Collateral and shall
(i) remain in full force and effect until the payment in full of the Obligations, (ii) be binding upon each Grantor and its successors and assigns and (iii) inure, together with the rights and remedies of the Lender hereunder, to the benefit of the Lender and its successors, transferees and assigns.

            (g) REINSTATEMENT. To the extent permitted by law, this Agreement shall continue to be effective or be reinstated if at any time any amount received by the Lender in respect of the Obligations is rescinded or must otherwise be restored or returned by the Lender upon the occurrence or during the pendency of any bankruptcy, reorganization or other similar proceeding applicable to any Grantor, or upon or during the occurrence of any dissolution, liquidation or winding up of any Grantor, all as though such payments had not been made.

            (h) SURVIVAL OF PROVISIONS. All representations, warranties and covenants of the Grantors contained herein shall survive the date hereof, and shall terminate only upon the full and final payment and performance of the Obligations secured hereby and termination of the Loan Agreement.

            (i) LENDER MAY PERFORM. If any Grantor fails to perform any agreement contained herein, the Lender may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Lender incurred in connection therewith shall be payable by the Borrower and shall constitute Obligations secured by this Agreement.

            (j) NO DUTY ON LENDER. The powers conferred on the Lender hereunder are solely to protect the interest of the Lender in the Intellectual Property Collateral and shall not impose any duty upon the Lender to exercise any such powers. Except for the safe custody of any Intellectual Property Collateral in its possession and the accounting for moneys actually received by it hereunder, the Lender shall have no duty as to any Intellectual Property Collateral, as to ascertaining or taking action with respect to matters relative to any Intellectual Property Collateral, whether or not the Lender has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Intellectual Property Collateral. The Lender shall be deemed to have exercised reasonable care in the custody and preservation of any Intellectual Property Collateral in its possession if such Intellectual Property Collateral is accorded treatment substantially equal to that which the Lender accords its own similar property. To the extent the Intellectual Property Collateral is held by a custodian, the Lender shall be deemed to have exercised reasonable care if it has selected the custodian with reasonable care.

            (k) DELAYS; PARTIAL EXERCISE OF REMEDIES. No delay or omission of the Lender to exercise any right or remedy hereunder, whether before or after the happening of any Default or Event of Default, shall impair any such right or shall operate as a waiver thereof or as a waiver of any such Default or Event of Default. No single or partial exercise by the Lender of any right or remedy shall preclude any other or further exercise thereof, or preclude any other right or remedy.

            (l) RELEASE; TERMINATION OF AGREEMENT. Subject to the provisions of
Section 5(g) hereof, upon the payment in full in cash of the Obligations this Agreement and the Liens created hereby shall terminate and all rights in the Intellectual Property Collateral shall revert to the Grantors. At such time, the Lender shall, upon the request and at the expense of the Borrower, (A) execute and deliver to the applicable Grantor such documents and shall take such other actions as the applicable Grantor shall reasonably request to evidence such termination and (B) reassign and redeliver to the applicable Grantor all of the Intellectual Property Collateral hereunder which has not been sold, disposed of, retained or applied by the Lender in accordance with the terms hereof. Such reassignment and redelivery shall be without warranty by or recourse to the Lender, except as to the absence of any prior assignments or encumbrances by the Lender of its interest in the Intellectual Property Collateral.

            (m) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same agreement. This Agreement may be delivered by telecopier with the same force and effect if it were a manually executed and delivered counterpart.

            (n) GOVERNING LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK.

            (o) SERVICE OF PROCESS. EACH GRANTOR AGREES THAT SERVICE OF PROCESS IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL) POSTAGE PREPAID, TO THE APPLICABLE GRANTOR AT ITS ADDRESS SET FORTH IN SECTION 5(A). NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF THE LENDER TO BRING ANY ACTION OR PROCEEDING AGAINST ANY GRANTOR OR ITS RESPECTIVE PROPERTY IN THE COURTS OF OTHER JURISDICTIONS.

            (p) SUBMISSION TO JURISDICTION. EACH GRANTOR AND THE LENDER HEREBY IRREVOCABLY AND UNCONDITIONALLY:

                  (i) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND THE LOAN AGREEMENT OR OTHER DOCUMENTS TO WHICH IT IS A PARTY, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE STATE

      AND FEDERAL COURTS LOCATED IN NEW YORK COUNTY, NEW YORK AND THE COURTS TO WHICH AN APPEAL THEREFROM MAY BE TAKEN; AND

                  (ii) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME.

            (r) WAIVER OF JURY TRIAL. EACH GRANTOR AND THE LENDER HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF THIS AGREEMENT, THE LOAN AGREEMENT OR ANY OF THE OTHER DOCUMENTS, OR ANY OTHER AGREEMENTS OR TRANSACTIONS RELATED HERETO OR THERETO.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the day and year first above written.

                                              SLM HOLDINGS, INC.

                                              By:  /s/ Jason Bishara
                                                  ------------------------
                                                  Name: JASON Bishara
                                                  Title: CEO

                                              SALES LEAD MANAGEMENT INC.

                                              By:  /s/ Jason Bishara
                                                  ------------------------
                                                  Name: JASON Bishara
                                                  Title: CEO

Accepted and Agreed as of the
date first above written:

AEGIS NY VENTURE FUND, LP, as Lender

BY:  /s/ Todd Rosuts
    -----------------------
    Name: Todd Rosuts
    Title: Chairman

                         INTELLECUTAL PROPERTY SECURITY

SCHEDULE A

"TBEV The Broker's Advantage"

SCHEDULE B

"TBEV The SLM Dialer" Trademark Pending

                                                                      Schedule A

                         PATENTS AND PATENT APPLICATIONS

                                                                      Schedule B

                      TRADEMARKS AND TRADEMARK APPLICATIONS

                                                                      Schedule C

                             COPYRIGHT REGISTRATIONS

                                                                      Schedule D

         ASSIGNMENTS, TRANSFERS, AGREEMENTS, FINANCING STATEMENTS, ETC.

                                                                         ANNEX I

                            SPECIAL POWER OF ATTORNEY

STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF NEW YORK )

      KNOW ALL MEN BY THESE PRESENTS, that [SLM Holdings, Inc.]. (an "Obligor"), hereby appoints and constitutes, severally, Aegis NY Venture Fund, LP as Lender ("Secured Party"), and each officer thereof, its true and lawful attorney, with full power of substitution and with full power and authority to perform the following acts on behalf of Obligor pursuant to and in accordance with the Loan and Security Agreement between Obligor and Secured Party dated as of even date herewith (the "Loan Agreement") and the Security Agreement (as defined below):

      1. Execution and delivery of any and all agreements, documents, statements, instruments of assignment, certificates or other papers which Secured Party, in its discretion, deems necessary or advisable for the purpose of assigning, selling, or otherwise disposing of all right, title, and interest of Obligor in and to (a) any patents and all registrations, recordings, reissues, extensions, and renewals thereof, or for the purpose of recording, registering and filing of, or accomplishing any other formality with respect to the foregoing, (b) any trademarks and all registrations, recordings, reissues, extensions, and renewals thereof, or for the purpose of recording, registering and filing of, or accomplishing any other formality with respect to the foregoing and (c) any copyright and all registrations, recordings, reissues, extensions and renewals thereof, or for the purpose of recording, registering and filing of, or accomplishing any other formality with respect to the foregoing..

      This Power of Attorney is made pursuant to an Intellectual Property Security Agreement, dated as of even date herewith, by Obligor in favor of Secured Party (the "Security Agreement") and is subject to the terms and provisions thereof.

      This Power of Attorney being coupled with an interest, is irrevocable until all "Obligations," as such term is defined in the Loan Agreement, are paid in full and the Security Agreement is terminated in accordance with Section 5(l) thereof.

Dated: April 10, 2006

                                              [SLM Holdings, Inc.]

                                              By:  /s/ Jason Bishara
                                                  -----------------------
                                                  Name: Jason Bishara
                                                  Title: CEO

STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF NEW YORK )

      On this 10th day of April, 2006, before me personally came Jason Bishara, to me known, who being duly sworn, did depose and say, that he is the CEO of SLM Holdings, Inc. described in and which executed the foregoing instrument; and that he signed his name thereto by order of the ______________________________.

       KRISTIN J. ANGELINO
Notary Public, State of New York
         No. 02AN5069819
  Qualified in New York County
   Commission Expires 12/02/06

                                          /s/ Kristin J. Angelino
                                          -----------------------
                                          Notary Public